UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2026

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Regency Centers Corporation (“Regency” or the “Company”) announced today that Joan Wellhouse Stein Newton has passed away, at age 97. Mrs. Newton co-founded the Company in 1963 with her husband, Martin E. Stein, Sr., and after his death in 1987 served as its Chair of the Board of Directors (the “Board”), helped lead the Company through its initial public offering in 1993, and then continued as Chair until 1997, after which she became Chair Emeritus until 2006. Mrs. Newton played a foundational and enduring leadership role at Regency, but also is one of the most significant and noteworthy female leaders in the history of the U.S. REIT sector. Mrs. Newton is the mother of the current Executive Chair of the Board of the Company, Martin E. (“Hap”) Stein, Jr.

Mr. Stein has advised the Company that, in connection with his mother’s passing and implementation of her estate plan, between 150,000 and 200,000 shares of the Company’s common stock, which the Company has previously disclosed as being beneficially owned by Mr. Stein, may be sold over the next several days in one or more transactions under and pursuant to the requirements of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”). No assurance can be given that any such sales will be consummated. Filings under Section 16 of the Exchange Act of 1934, as amended, and Rule 144 to reflect these transactions will be made as required.

The Company is disclosing these anticipated transactions to provide transparency to its shareholders. However, these transactions should not be interpreted to indicate any change in Mr. Stein’s status as Executive Chair of the Board of the Company, nor in his commitment to the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

March 11, 2026	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

March 11, 2026	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary